                                                                    EXHIBIT 99.B


                               EL PASO CORPORATION
                              OPERATING STATISTICS
                               FOURTH QUARTER 2003


         THE OPERATING STATISTICS HAVE BEEN RESTATED. FOR RESTATEMENT OF HISTORICAL FINANCIAL STATEMENTS, SEE FORM 10-K OF EL PASO CORPORATION


                                TABLE OF CONTENTS

                                                                               PAGE
                                                                               ----
CONSOLIDATED STATEMENTS OF INCOME                                                2

SEGMENT INFORMATION                                                              3

CONSOLIDATED OPERATING RESULTS
 CONSOLIDATED NET INCOME                                                         4
 CONSOLIDATED EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES (EBIT)           5

BUSINESS SEGMENT RESULTS

 PIPELINE SEGMENT
  EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES                              6
  THROUGHPUT                                                                     7

 PRODUCTION SEGMENT
  EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES                              8
  SALES VOLUMES, REALIZED PRICES AND COST PER UNIT                               9

 FIELD SERVICES SEGMENT
  EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES                             10
  VOLUMES AND RATES                                                             11

 MERCHANT ENERGY SEGMENT
  EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES                             12
  ANALYSIS OF EBIT BY DIVISION                                                  13
  OPERATING DATA                                                                14

SCHEDULE OF SIGNIFICANT ITEMS                                                   15


   EL PASO HAS PROVIDED EARNINGS AS REPORTED AND HAS NOT MADE ADJUSTMENTS FOR CERTAIN SIGNIFICANT ITEMS. THE OPERATING STATISTICS SCHEDULES INCLUDED HEREIN
  REFLECT THE PRE-TAX IMPACT OF SIGNIFICANT ITEMS; EARNINGS FROM DISCONTINUED OPERATIONS, NET OF INCOME TAX; AND THE CUMULATIVE EFFECT OF ACCOUNTING CHANGES,
 NET OF INCOME TAX. THIS DATA IS PRESENTED IN ORDER TO PROVIDE THE READER WITH
     ADDITIONAL INFORMATION ABOUT THE COMPANY AND ITS FINANCIAL CONDITION.

                               EL PASO CORPORATION

                        CONSOLIDATED STATEMENTS OF INCOME
                     (In millions, except per share amounts)
                                   (UNAUDITED)

--------------------------------------------------------------------------------
   The Operating Statistics have been restated. For Restatement of Historical
           Financial Statements, see Form 10-K of El Paso Corporation
--------------------------------------------------------------------------------


                                                                                 Fourth Quarter Ended         Twelve Months Ended
                                                                                      December 31,                December 31,
                                                                                -----------------------     -----------------------
                                                                                  2003         2002           2003         2002
                                                                                --------     --------       --------     --------
Operating revenues                                                              $  1,569     $  1,074       $  6,711     $  6,917

Operating expenses
    Cost of products and services                                                    397          493          1,787        2,423
    Operation and maintenance                                                        484          544          2,017        2,110
    Depreciation, depletion and amortization                                         287          307          1,207        1,180
    Ceiling test charges                                                               8            3             76          128
    Loss on long-lived assets                                                        472          209            949          185
    Western Energy Settlement                                                          1          899            104          899
    Taxes, other than income taxes                                                    66           61            296          255
                                                                                --------     --------       --------     --------
                                                                                   1,715        2,516          6,436        7,180
                                                                                --------     --------       --------     --------
Operating income (loss)                                                             (146)      (1,442)           275         (263)

Equity earnings and other income (expense)                                           330         (208)           364         (268)
                                                                                --------     --------       --------     --------
Earnings (losses) before interest expense, income taxes, and other charges           184       (1,650)           639         (531)

Interest and debt expense                                                            437          343          1,787        1,293

Return on preferred interests of consolidated subsidiaries                             7           39             52          159
                                                                                --------     --------       --------     --------
Loss before income taxes                                                            (260)      (2,032)        (1,200)      (1,983)

Income tax benefit                                                                   (91)        (664)          (584)        (649)
                                                                                --------     --------       --------     --------
Loss from continuing operations                                                     (169)      (1,368)          (616)      (1,334)

Discontinued operations, net of income taxes                                        (116)        (215)        (1,303)        (365)

Cumulative effect of accounting changes, net of income taxes                           -         (222)            (9)         (54)
                                                                                --------     --------       --------     --------
Net loss                                                                        $   (285)    $ (1,805)      $ (1,928)    $ (1,753)
                                                                                ========     ========       ========     ========

Diluted losses per common share
    Loss from continuing operations                                             $  (0.28)    $  (2.31)      $  (1.03)    $  (2.38)
    Discontinued operations, net of income taxes                                   (0.19)       (0.36)         (2.18)       (0.65)
    Cumulative effect of accounting changes, net of income taxes                       -        (0.37)         (0.02)       (0.10)
                                                                                --------     --------       --------     --------
    Net loss per share                                                          $  (0.47)    $  (3.04)      $  (3.23)    $  (3.13)
                                                                                ========     ========       ========     ========
Diluted average common shares outstanding (000's)                                601,511      593,894        597,051      559,521
                                                                                ========     ========       ========     ========

                               EL PASO CORPORATION

                               SEGMENT INFORMATION

                                   (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                         2003                                           2002
                                    -----------------------------------------------------------------------------------------------
 (In millions)                        First      Second      Third       Fourth      First       Second       Third      Fourth
-----------------------------------------------------------------------------------------------------------------------------------
Operating revenues
  Pipelines                         $    753    $    620    $    598    $    676    $    705    $    627    $    611    $    667
  Production                             760         588         473         408         433         547         469         554
  Field Services                         558         378         326         267         540         501         551         437
  Merchant Energy(1)                    (176)         15         362         189         845         118           2        (556)
  All other and eliminations             (51)        (27)        (35)         29         (45)        (43)        (18)        (28)
-----------------------------------------------------------------------------------------------------------------------------------
   Consolidated total                  1,844       1,574       1,724       1,569       2,478       1,750       1,615       1,074
-----------------------------------------------------------------------------------------------------------------------------------

Depreciation, depletion and
  amortization
  Pipelines                               95         101          95          95          91          95          94          94
  Production                             164         150         144         148         155         140         159         168
  Field Services                          10           8           7           6          19          15          11          11
  Merchant Energy(1)                      27          33          32          25          19          13          10          14
  All other and eliminations              23          19          12          13          13          18          21          20
-----------------------------------------------------------------------------------------------------------------------------------
   Consolidated total                    319         311         290         287         297         281         295         307
-----------------------------------------------------------------------------------------------------------------------------------

Operating income (loss)
  Pipelines                              384         112         267         300         357         275         259        (103)
  Production                             440         290         147          67         116         181         171         230
  Field Services                          --         (15)         (8)       (170)         38          37          20         178
  Merchant Energy(1)                    (512)       (256)         62        (283)         16         (20)       (183)     (1,508)
  All other and eliminations             (44)       (425)        (21)        (60)        (12)        (59)        (17)       (239)
-----------------------------------------------------------------------------------------------------------------------------------

   Consolidated total                    268        (294)        447        (146)        515         414         250      (1,442)
-----------------------------------------------------------------------------------------------------------------------------------

Earnings (losses) before interest
  expense and income taxes (EBIT)
  Pipelines                              429         145         301         359         399         321         302        (206)
  Production                             449         294         149          70         117         183         171         232
  Field Services                          27         (56)         32         130          51          56         (10)        192
  Merchant Energy (1)                   (706)       (131)         96        (260)       (352)         66        (134)     (1,598)
  All other and eliminations             (70)       (501)         (3)       (115)         (5)        (78)         32        (270)
-----------------------------------------------------------------------------------------------------------------------------------
  Consolidated total                $    129    $   (249)   $    575    $    184    $    210    $    548    $    361    $ (1,650)
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Total significant items
  impacting EBIT (2)                $    398    $    653    $    114    $    263    $    369    $    196    $     49    $  1,415
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------
                                              Year-to-Date
                                    ----------------------------------
 (In millions)                        2003        2002        2001
----------------------------------------------------------------------
Operating revenues
  Pipelines                         $  2,647    $  2,610    $  2,742
  Production                           2,229       2,003       2,486
  Field Services                       1,529       2,029       2,553
  Merchant Energy(1)                     390         409       2,366
  All other and eliminations             (84)       (134)         67
----------------------------------------------------------------------
   Consolidated total                  6,711       6,917      10,214
----------------------------------------------------------------------

Depreciation, depletion and
  amortization
  Pipelines                              386         374         383
  Production                             606         622         797
  Field Services                          31          56         111
  Merchant Energy(1)                     117          56          41
  All other and eliminations              67          72          48
----------------------------------------------------------------------
   Consolidated total                  1,207       1,180       1,380
----------------------------------------------------------------------

Operating income (loss)
  Pipelines                            1,063         788         880
  Production                             944         698      (1,069)
  Field Services                        (193)        273         124
  Merchant Energy(1)                    (989)     (1,695)      1,762
  All other and eliminations            (550)       (327)     (1,406)
----------------------------------------------------------------------
   Consolidated total                    275        (263)        291
----------------------------------------------------------------------

Earnings (losses) before interest
  expense and income taxes (EBIT)
  Pipelines                            1,234         816       1,032
  Production                             962         703      (1,068)
  Field Services                         133         289         196
  Merchant Energy (1)                 (1,001)     (2,018)      2,157
  All other and eliminations            (689)       (321)     (1,429)
----------------------------------------------------------------------
  Consolidated total                $    639    $   (531)   $    888
----------------------------------------------------------------------

----------------------------------------------------------------------
Total significant items
  impacting EBIT (2)                $  1,428    $  2,029    $  4,038
----------------------------------------------------------------------

(1) Quarterly amounts for 2003 include the consolidation of Chaparral effective January 1, 2003 and Gemstone effective
       April 1, 2003. All periods exclude the Petroleum business as it is now reflected as discontinued operations.

(2)    Refer to Schedule of Significant Items on page 15 for details.

                               EL PASO CORPORATION
                             CONSOLIDATED NET INCOME
                                   (UNAUDITED)

                                                                                                         2003
                                                                                   -------------------------------------------------
(In millions, except per share amounts)                                               First       Second       Third       Fourth
------------------------------------------------------------------------------------------------------------------------------------
Operating revenues                                                                 $   1,844    $   1,574    $   1,724    $   1,569
Operating expenses                                                                     1,576        1,868        1,277        1,715
------------------------------------------------------------------------------------------------------------------------------------
Operating income (loss)                                                                  268         (294)         447         (146)

Equity earnings and other income (expense)                                              (139)          45          128          330
------------------------------------------------------------------------------------------------------------------------------------
Earnings (losses) before interest expense, income taxes and other charges                129         (249)         575          184

Interest and debt expense                                                                413          463          474          437
Return on preferred interests of consolidated subsidiaries                                21           16            8            7
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes                                                       (305)        (728)          93         (260)

Income taxes (benefit)                                                                  (105)        (409)          21          (91)
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from continuing operations                                                (200)        (319)          72         (169)

Discontinued operations, net of income taxes                                            (222)        (917)         (48)        (116)
Extraordinary items, net of income taxes                                                  --           --           --           --

Cumulative effect of accounting changes, net of income taxes
          Adoption of Derivatives Issue No. C-16 - derivative power contracts             --           --           --           --
          Adoption of SFAS No. 143 - retirement obligations                               (9)          --           --           --
          Adoption of SFAS No. 141 and 142 - elimination of negative goodwill             --           --           --           --
          Adoption of EITF Issue No. 02-3 -termination of MTM on accrual-based
            trading contracts                                                             --           --           --           --
                                                                                   ---------    ---------    ---------    ---------
               Total cumulative effect of accounting changes, net of income taxes         (9)          --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Consolidated net income (loss)                                                     $    (431)   $  (1,236)   $      24    $    (285)
------------------------------------------------------------------------------------------------------------------------------------
Diluted earnings (losses) per common share                                         $   (0.72)   $   (2.07)   $    0.04    $   (0.47)

Diluted average common shares outstanding (000's)                                    595,059      595,569      596,079      601,511

Pretax Significant Items Impacting EBIT (1)                                        $     398    $     653    $     114    $     263
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                         2002
                                                                                   -------------------------------------------------
(In millions, except per share amounts)                                               First       Second       Third       Fourth
------------------------------------------------------------------------------------------------------------------------------------
Operating revenues                                                                 $   2,478    $   1,750    $   1,615    $   1,074
Operating expenses                                                                     1,963        1,336        1,365        2,516
------------------------------------------------------------------------------------------------------------------------------------
Operating income (loss)                                                                  515          414          250       (1,442)

Equity earnings and other income (expense)                                              (305)         134          111         (208)
------------------------------------------------------------------------------------------------------------------------------------
Earnings (losses) before interest expense, income taxes and other charges                210          548          361       (1,650)

Interest and debt expense                                                                303          304          343          343
Return on preferred interests of consolidated subsidiaries                                40           43           37           39
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes                                                       (133)         201          (19)      (2,032)

Income taxes (benefit)                                                                   (26)          48           (7)        (664)
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from continuing operations                                                (107)         153          (12)      (1,368)

Discontinued operations, net of income taxes                                              60         (116)         (94)        (215)
Extraordinary items, net of income taxes                                                  --           --           --           --

Cumulative effect of accounting changes, net of income taxes
          Adoption of Derivatives Issue No. C-16 - derivative power contracts             --           14           --           --
          Adoption of SFAS No. 143 - retirement obligations                               --           --           --           --
          Adoption of SFAS No. 141 and 142 - elimination of negative goodwill            154           --           --           --
          Adoption of EITF Issue No. 02-3 -termination of MTM on accrual-based
            trading contracts                                                             --           --           --         (222)
                                                                                   ---------    ---------    ---------    ---------
               Total cumulative effect of accounting changes, net of income taxes        154           14           --         (222)
------------------------------------------------------------------------------------------------------------------------------------
Consolidated net income (loss)                                                     $     107    $      51    $    (106)   $  (1,805)
------------------------------------------------------------------------------------------------------------------------------------
Diluted earnings (losses) per common share                                         $    0.21    $    0.10    $   (0.18)   $   (3.04)

Diluted average common shares outstanding (000's)                                    526,834      532,163      586,079      593,894

Pretax Significant Items Impacting EBIT (1)                                        $     369    $     196    $      49    $   1,415
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                Year-to-Date
                                                                                   ---------------------------------------
(In millions, except per share amounts)                                               2003         2002         2001
--------------------------------------------------------------------------------------------------------------------------
Operating revenues                                                                 $   6,711    $   6,917    $  10,214
Operating expenses                                                                     6,436        7,180        9,923
------------------------------------------------------------------------------------------------------------------------------------
Operating income (loss)                                                                  275         (263)         291

Equity earnings and other income (expense)                                               364         (268)         597
------------------------------------------------------------------------------------------------------------------------------------
Earnings (losses) before interest expense, income taxes and other charges                639         (531)         888

Interest and debt expense                                                              1,787        1,293        1,129
Return on preferred interests of consolidated subsidiaries                                52          159          217
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes                                                     (1,200)      (1,983)        (458)

Income taxes (benefit)                                                                  (584)        (649)         (70)
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from continuing operations                                                (616)      (1,334)        (388)

Discontinued operations, net of income taxes                                          (1,303)        (365)         (85)
Extraordinary items, net of income taxes                                                  --           --           26

Cumulative effect of accounting changes, net of income taxes
          Adoption of Derivatives Issue No. C-16 - derivative power contracts             --           14           --
          Adoption of SFAS No. 143 - retirement obligations                               (9)          --           --
          Adoption of SFAS No. 141 and 142 - elimination of negative goodwill             --          154           --
          Adoption of EITF Issue No. 02-3 -termination of MTM on accrual-based
            trading contracts                                                             --         (222)          --
                                                                                   ---------    ---------    ---------
               Total cumulative effect of accounting changes, net of income taxes         (9)         (54)          --
------------------------------------------------------------------------------------------------------------------------------------
Consolidated net income (loss)                                                     $  (1,928)   $  (1,753)   $    (447)
------------------------------------------------------------------------------------------------------------------------------------
Diluted earnings (losses) per common share                                         $   (3.23)   $   (3.13)   $   (0.89)

Diluted average common shares outstanding (000's)                                    597,051      559,521      505,059

Pretax Significant Items Impacting EBIT (1)                                        $   1,428    $   2,029    $   4,038
------------------------------------------------------------------------------------------------------------------------------------

(1)  Refer to Schedule of Significant Items on page 15 for details.

                               EL PASO CORPORATION

         CONSOLIDATED EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES

                                   (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                    2003                                   2002
                                                   ------------------------------------------------------------------------------
(In millions)                                       First    Second    Third    Fourth       First    Second     Third    Fourth
---------------------------------------------------------------------------------------------------------------------------------
Operating revenues
  Pipelines                                        $  753    $  620   $  598    $  676      $  705    $  627    $  611    $  667
  Production                                          760       588      473       408         433       547       469       554
  Field Services                                      558       378      326       267         540       501       551       437
  Merchant Energy(1)                                 (176)       15      362       189         845       118         2      (556)
  All other and eliminations                          (51)      (27)     (35)       29         (45)      (43)      (18)      (28)
---------------------------------------------------------------------------------------------------------------------------------
              Total                                 1,844     1,574    1,724     1,569       2,478     1,750     1,615     1,074
---------------------------------------------------------------------------------------------------------------------------------

Operating expenses
  Cost of products and services                       594       442      354       397         969       414       547       493
  Operation and maintenance                           562       500      471       484         607       497       462       544
  Merger-related costs                                  -         -        -         -           -         -         -         -
  Depreciation, depletion and amortization            319       311      290       287         297       281       295       307
  Ceiling test charges                                  1        20       47         8          27        98         -         3
  (Gain) loss on long-lived assets                     22       401       54       472         (15)      (12)        3       209
  Western Energy Settlement                             -       123      (20)        1           -         -         -       899
  Taxes, other than income taxes                       78        71       81        66          78        58        58        61
---------------------------------------------------------------------------------------------------------------------------------
              Total                                 1,576     1,868    1,277     1,715       1,963     1,336     1,365     2,516
---------------------------------------------------------------------------------------------------------------------------------
Consolidated operating income (loss)                  268      (294)     447      (146)        515       414       250    (1,442)

Equity earnings and other income (expense)           (139)       45      128       330        (305)      134       111      (208)
---------------------------------------------------------------------------------------------------------------------------------
Earnings (losses) before interest expense
  and income taxes (EBIT)                          $  129    $ (249)  $  575    $  184      $  210    $  548    $  361   $(1,650)
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                           Year-to-Date
                                                    ---------------------------
(In millions)                                        2003      2002      2001
-------------------------------------------------------------------------------
Operating revenues
  Pipelines                                         $2,647    $2,610   $ 2,742
  Production                                         2,229     2,003     2,486
  Field Services                                     1,529     2,029     2,553
  Merchant Energy(1)                                   390       409     2,366
  All other and eliminations                           (84)     (134)       67
-------------------------------------------------------------------------------
              Total                                  6,711     6,917    10,214
-------------------------------------------------------------------------------

Operating expenses
  Cost of products and services                      1,787     2,423     2,450
  Operation and maintenance                          2,017     2,110     2,064
  Merger-related costs                                   -         -     1,493
  Depreciation, depletion and amortization           1,207     1,180     1,380
  Ceiling test charges                                  76       128     2,143
  (Gain) loss on long-lived assets                     949       185        77
  Western Energy Settlement                            104       899         -
  Taxes, other than income taxes                       296       255       316
-------------------------------------------------------------------------------
              Total                                  6,436     7,180     9,923
-------------------------------------------------------------------------------
Consolidated operating income (loss)                   275      (263)      291

Equity earnings and other income (expense)             364      (268)      597
-------------------------------------------------------------------------------
Earnings (losses) before interest expense
  and income taxes (EBIT)                           $  639    $ (531)  $   888
-------------------------------------------------------------------------------

(1) Quarterly amounts for 2003 include the consolidation of Chaparral effective January 1, 2003 and Gemstone effective April 1, 2003. All periods exclude the Petroleum business as it is now reflected as discontinued operations.

                                PIPELINE SEGMENT

                EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES

                      (Excludes Intrasegment Transactions)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      2003                                   2002
                                                     ------------------------------------------------------------------------------
(In millions)                                         First    Second     Third    Fourth      First    Second     Third    Fourth
-----------------------------------------------------------------------------------------------------------------------------------
Operating revenues                                    $ 753     $ 620     $ 598     $ 676      $ 705     $ 627     $ 611    $  667

Operating expenses
  Operation and maintenance                             237       235       221       249        229       224       228       243
  Merger-related costs                                    -         -         -         -          -         -         -         -
  (Gain) loss on long-lived assets                        -        (8)       (1)       (1)       (12)       (2)        2        (1)
  Western Energy Settlement                               -       146       (20)        1          -         -         -       412
  Depreciation, depletion and amortization               95       101        95        95         91        95        94        94
  Taxes, other than income taxes                         37        34        36        32         40        35        28        22
-----------------------------------------------------------------------------------------------------------------------------------
        Total                                           369       508       331       376        348       352       352       770
-----------------------------------------------------------------------------------------------------------------------------------
Operating income (loss)                                 384       112       267       300        357       275       259      (103)

Equity earnings and other income (expense)               45        33        34        59         42        46        43      (103)
-----------------------------------------------------------------------------------------------------------------------------------
Earnings (losses) before interest expense
  and income taxes (EBIT)                             $ 429     $ 145     $ 301     $ 359      $ 399     $ 321     $ 302    $ (206)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Significant items:
  Operating expenses                                  $   -     $   -     $  (3)    $   2      $   -     $   1     $   -    $    -
  Western Energy Settlement and related expenses          -       154       (20)        1          -         -         -       412
  Equity earnings and other income                        -         -         -       (16)         -         -         -       149
-----------------------------------------------------------------------------------------------------------------------------------
        Total Signifcant Items                        $   -     $ 154     $ (23)    $ (13)     $   -     $   1     $   -    $  561
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                                              Year-to-Date
                                                     -------------------------------
(In millions)                                          2003       2002        2001
------------------------------------------------------------------------------------
Operating revenues                                    $2,647     $2,610      $2,742

Operating expenses
  Operation and maintenance                              942        924       1,028
  Merger-related costs                                     -          -         291
  (Gain) loss on long-lived assets                       (10)       (13)         21
  Western Energy Settlement                              127        412           -
  Depreciation, depletion and amortization               386        374         383
  Taxes, other than income taxes                         139        125         139
------------------------------------------------------------------------------------
        Total                                          1,584      1,822       1,862
------------------------------------------------------------------------------------
Operating income (loss)                                1,063        788         880

Equity earnings and other income (expense)               171         28         152
------------------------------------------------------------------------------------
Earnings (losses) before interest expense
  and income taxes (EBIT)                             $1,234     $  816      $1,032
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Significant items:
  Operating expenses                                  $   (1)       $ 1      $  331
  Western Energy Settlement and related expenses         135        412           -
  Equity earnings and other income                       (16)       149           3
------------------------------------------------------------------------------------
        Total Signifcant Items                        $  118     $  562      $  334
------------------------------------------------------------------------------------

                                PIPELINE SEGMENT

                                   THROUGHPUT
                         (Excludes Intrasegment Volumes)

                                    (BBtu/d)

-----------------------------------------------------------------------------------------------------------------------------
                                                                 2003                                     2002
                                               ------------------------------------------------------------------------------
                                                First    Second    Third     Fourth       First    Second    Third    Fourth
                                               ------------------------------------------------------------------------------
Tennessee Gas Pipeline                          5,991     4,266     3,960     4,648       4,789     4,235    4,472     4,889
American Natural Resources                      5,461     3,826     3,586     4,079       5,044     3,744    3,637     4,112
Southern Natural Gas                            2,451     2,016     1,890     2,053       2,371     1,992    1,982     2,263
El Paso Natural Gas                             4,069     3,925     4,198     4,069       4,203     4,046    4,069     3,943
Colorado Interstate Gas                         2,933     2,602     2,639     2,799       2,851     2,576    2,613     3,032
-----------------------------------------------------------------------------------------------------------------------------
        Total                                  20,905    16,635    16,273    17,648      19,258    16,593   16,773    18,239
-----------------------------------------------------------------------------------------------------------------------------
Equity Investments (Ownership Percentage)
  Citrus (50%)                                    917       954     1,071       982         887     1,048    1,151       919
  Australia (33%)                                 293       299       314       288         286       309      320       304
  Great Lakes (50%)                             1,437     1,092     1,109     1,098       1,245     1,099    1,221     1,192
-----------------------------------------------------------------------------------------------------------------------------
        Total                                   2,647     2,345     2,494     2,368       2,418     2,456    2,692     2,415
-----------------------------------------------------------------------------------------------------------------------------
           Total throughput(1)                 23,552    18,980    18,767    20,016      21,676    19,049   19,465    20,654
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                        Year to Date
                                               ------------------------------
                                                2003        2002        2001
                                               ------------------------------
Tennessee Gas Pipeline                          4,710       4,596       4,405
American Natural Resources                      4,232       4,130       4,531
Southern Natural Gas                            2,101       2,151       2,027
El Paso Natural Gas                             4,066       4,065       4,536
Colorado Interstate Gas                         2,743       2,768       2,466
------------------------------------------------------------------------------
        Total                                  17,852      17,710      17,965
------------------------------------------------------------------------------
Equity Investments (Ownership Percentage)
  Citrus (50%)                                    981       1,002         808
  Australia (33%)                                 299         305         306
  Great Lakes (50%)                             1,183       1,189       1,112
------------------------------------------------------------------------------
        Total                                   2,463       2,496       2,226
------------------------------------------------------------------------------
           Total throughput(1)                 20,315      20,206      20,191
------------------------------------------------------------------------------

(1) Throughput volumes of all periods exclude volumes related to our equity investments in the Alliance Pipeline and Portland Natural Gas Transmission systems which have been sold. Prior period volumes have been revised to be consistent with current year presentation which includes billable transportation throughput volume for storage injection and withdrawal.

                               PRODUCTION SEGMENT

                EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
                      (EXCLUDES INTRASEGMENT TRANSACTIONS)

                                                                       2003                                    2002
                                                       -------------------------------------    ------------------------------------
(In millions)                                          First     Second     Third    Fourth     First    Second    Third     Fourth
------------------------------------------------------------------------------------------------------------------------------------
Operating revenues
          Natural gas                                  $  653    $  512    $  402    $  339    $  347    $  428    $  379    $  468
          Oil, condensate and liquids                     105        69        72        68        82       115        92        84
          Other                                             2         7        (1)        1         4         4        (2)        2
------------------------------------------------------------------------------------------------------------------------------------
               Total operating revenues                   760       588       473       408       433       547       469       554

Transportation and net product costs (1)                  (31)      (24)      (20)      (21)      (22)      (33)      (29)      (29)
------------------------------------------------------------------------------------------------------------------------------------
               Total operating margin                     729       564       453       387       411       514       440       525
------------------------------------------------------------------------------------------------------------------------------------
Operating expenses
          Depreciation, depletion and amortization        164       150       144       148       155       140       159       168
          Production costs (2)                             64        55        58        62        79        76        69        80
          Ceiling test and other charges (3)               13        21        56        86        25        98        --         8
          General and administrative expenses              44        46        46        26        33        18        38        38
          Taxes, other than production and income taxes     4         2         2        (2)        3         1         3         1
------------------------------------------------------------------------------------------------------------------------------------
             Total                                        289       274       306       320       295       333       269       295
------------------------------------------------------------------------------------------------------------------------------------
Operating income (loss)                                   440       290       147        67       116       181       171       230

Equity earnings and other income                            9         4         2         3         1         2        --         2
------------------------------------------------------------------------------------------------------------------------------------
Earnings (losses) before interest expense and income
  taxes (EBIT)                                         $  449    $  294    $  149    $   70    $  117    $  183    $  171    $  232
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Significant items:
          Ceiling test charges                         $    1    $   20    $   47    $    8    $   27    $   98    $   --    $    3
          Other operating expenses                         12         1         9        78        --        --        --         4

               Total Significant Items                 $   13    $   21    $   56    $   86    $   27    $   98    $   --    $    7
------------------------------------------------------------------------------------------------------------------------------------

                                                              Year-to-Date
                                                       --------------------------
                                                         2003     2002      2001
                                                       ---------------------------
Operating revenues
          Natural gas                                  $1,906    $1,622    $2,139
          Oil, condensate and liquids                     314       373       326
          Other                                             9         8        21
----------------------------------------------------------------------------------
               Total operating revenues                 2,229     2,003     2,486

Transportation and net product costs (1)                  (96)     (113)      (97)
----------------------------------------------------------------------------------
               Total operating margin                   2,133     1,890     2,389
----------------------------------------------------------------------------------
Operating expenses
          Depreciation, depletion and amortization        606       622       797
          Production costs (2)                            239       304       336
          Ceiling test and other charges (3)              176       131     2,217
          General and administrative expenses             162       127        95
          Taxes, other than production and income taxes     6         8        13
----------------------------------------------------------------------------------
             Total                                      1,189     1,192     3,458
----------------------------------------------------------------------------------
Operating income (loss)                                   944       698    (1,069)

Equity earnings and other income                           18         5         1
----------------------------------------------------------------------------------
Earnings (losses) before interest expense and income
  taxes (EBIT)                                         $  962    $  703    $(1,068)
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Significant items:
          Ceiling test charges                         $   76    $  128    $2,143
          Other operating expenses                        100         4        74
                                                       ------    ------    ------
               Total Significant Items                 $  176    $  132    $2,217
----------------------------------------------------------------------------------

(1) Amounts are included in operating expenses on our consolidated statements of income.
(2) Production costs include lease operating costs and production related taxes (including ad valorem and severance taxes).
(3) Includes ceiling test charges, restructuring and merger-related costs, asset impairments, (gain) loss on long-lived assets, and changes in accounting estimates.

                               PRODUCTION SEGMENT

                SALES VOLUMES, REALIZED PRICES AND COST PER UNIT

                                                                  2003                                        2002
                                                -----------------------------------------   ----------------------------------------
                                                 First      Second     Third      Fourth     First      Second     Third      Fourth
------------------------------------------------------------------------------------------------------------------------------------
Natural Gas Sales Volumes (MMcf)
  Onshore                                        51,279     50,169     37,766     31,667     82,122     69,866     68,612     62,619
  Offshore                                       35,884     33,166     28,300     28,482     40,024     38,239     36,991     35,818
  Coal Seam                                      10,713      9,906     10,580     10,850      7,261      8,223      9,957     10,350
  International                                   3,867      3,616      3,780      4,273      3,859      3,692      4,532      4,758
------------------------------------------------------------------------------------------------------------------------------------
     Total Natural Gas Sales Volumes            101,743     96,857     80,426     75,272    133,266    120,020    120,092    113,545
------------------------------------------------------------------------------------------------------------------------------------
Oil, Condensate and Liquids Sales
  Volumes (MBbls)
  Onshore                                         1,524      1,176      1,595      1,286      2,132      1,778      1,416      1,261
  Offshore                                        2,068      1,401      1,256      1,472      2,586      2,913      2,323      2,053
  Coal Seam                                          --          0          0         --
  International                                     132         67         40         70        270        275        247        260
------------------------------------------------------------------------------------------------------------------------------------
     Total Oil, Condensate and Liquids Sales
       Volumes                                    3,724      2,644      2,891      2,828      4,988      4,966      3,986      3,574
------------------------------------------------------------------------------------------------------------------------------------
Equivalent Sales Volumes (MMcfe)
  Onshore                                        60,420     57,227     47,337     39,383     94,913     80,534     77,109     70,183
  Offshore                                       48,291     41,572     35,835     37,314     55,538     55,719     50,931     48,134
  Coal Seam                                      10,715      9,906     10,580     10,852      7,261      8,223      9,957     10,350
  International                                   4,660      4,018      4,018      4,692      5,481      5,340      6,011      6,324
------------------------------------------------------------------------------------------------------------------------------------
     Total Equivalent Sales Volumes             124,086    112,723     97,770     92,241    163,193    149,816    144,008    134,991
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Realized Prices (1)
  Natural gas including hedges ($/Mcf)         $   6.20   $   5.06   $   4.81   $   4.29   $   2.46   $   3.34   $   3.01   $   3.92
  Natural gas excluding hedges ($/Mcf)         $   6.46   $   5.10   $   4.86   $   4.32   $   2.18   $   3.17   $   2.93   $   3.79
  Oil, condensate and liquids including
    hedges ($/Bbl)                             $  27.33   $  25.15   $  23.82   $  22.89   $  15.68   $  22.14   $  22.19   $  22.39
  Oil, condensate and liquids excluding
    hedges ($/Bbl)                             $  28.12   $  25.85   $  24.41   $  23.44   $  15.02   $  21.99   $  22.93   $  23.14
------------------------------------------------------------------------------------------------------------------------------------
Production cost
  Average lease operating cost ($/Mcfe)        $   0.35   $   0.38   $   0.51   $   0.49   $   0.39   $   0.50   $   0.41   $   0.47
  Average production taxes ($/Mcfe)            $   0.17   $   0.11   $   0.09   $   0.18   $   0.10   $     --   $   0.07   $   0.13
------------------------------------------------------------------------------------------------------------------------------------
     Total production cost ($/Mcfe)            $   0.52   $   0.49   $   0.60   $   0.67   $   0.49   $   0.50   $   0.48   $   0.60
------------------------------------------------------------------------------------------------------------------------------------
Average general and administrative
  cost ($/Mcfe)                                $   0.36   $   0.41   $   0.47   $   0.25   $   0.21   $   0.12   $   0.26   $   0.27

Unit of production depletion cost ($/Mcfe)     $   1.24   $   1.25   $   1.37   $   1.46   $   0.92   $   0.90   $   1.07   $   1.20
------------------------------------------------------------------------------------------------------------------------------------

                                                         Year-to-Date
                                               -------------------------------
                                                  2003        2002      2001
------------------------------------------------------------------------------
Natural Gas Sales Volumes (MMcf)
  Onshore                                       170,881    283,219    323,020
  Offshore                                      125,832    151,072    201,487
  Coal Seam                                      42,049     35,791     27,046
  International                                  15,536     16,841     13,187
------------------------------------------------------------------------------
     Total Natural Gas Sales Volumes            354,298    486,923    564,740
------------------------------------------------------------------------------
Oil, Condensate and Liquids Sales
  Volumes (MBbls)
  Onshore                                         5,581      6,587      6,739
  Offshore                                        6,197      9,875      7,083
  Coal Seam
  International                                     309      1,052        560
------------------------------------------------------------------------------
     Total Oil, Condensate and Liquids Sales
       Volumes                                   12,087     17,514     14,382
------------------------------------------------------------------------------
Equivalent Sales Volumes (MMcfe)
  Onshore                                       204,367    322,739    363,457
  Offshore                                      163,012    210,322    243,978
  Coal Seam                                      42,053     35,791     27,046
  International                                  17,388     23,156     16,550
------------------------------------------------------------------------------
     Total Equivalent Sales Volumes             426,820    592,008    651,031
------------------------------------------------------------------------------
Weighted Average Realized Prices (1)
  Natural gas including hedges ($/Mcf)         $   5.17   $   3.15   $   3.67
  Natural gas excluding hedges ($/Mcf)         $   5.27   $   2.98   $   4.11
  Oil, condensate and liquids including
    hedges ($/Bbl)                             $  24.97   $  20.37   $  22.10
  Oil, condensate and liquids excluding
    hedges ($/Bbl)                             $  25.64   $  20.46   $  22.31
------------------------------------------------------------------------------
Production cost
  Average lease operating cost ($/Mcfe)        $   0.42   $   0.43   $   0.38
  Average production taxes ($/Mcfe)            $   0.14   $   0.08   $   0.14
------------------------------------------------------------------------------
     Total production cost ($/Mcfe)            $   0.56   $   0.51   $   0.52
------------------------------------------------------------------------------
Average general and administrative
  cost ($/Mcfe)                                $   0.38   $   0.21   $   0.15

Unit of production depletion cost ($/Mcfe)     $   1.32   $   1.02   $   1.20
------------------------------------------------------------------------------

(1) Prices are stated after transportation costs.

                             FIELD SERVICES SEGMENT

                EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
                      (EXCLUDES INTERSEGMENT TRANSACTIONS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                          2003                                  2002
                                                            ---------------------------------    ----------------------------------
(In millions)                                               First   Second     Third   Fourth    First    Second    Third    Fourth
-----------------------------------------------------------------------------------------------------------------------------------
Gross margins
  Gathering                                                 $ 12      $ 7       $ 3      $ 1      $ 82     $ 41      $ 39     $ 29
  Processing                                                  31       24        29       33        39       39        39       30
  NGL business                                                 4       (2)        1        6         4        4         2        1
  Other                                                        -        -         -      (17)        -        -         -        -
-----------------------------------------------------------------------------------------------------------------------------------
  Total                                                       47       29        33       23       125       84        80       60
-----------------------------------------------------------------------------------------------------------------------------------
Operating expenses
  Operation and maintenance                                   31       39        30       10        61       37        44       37
  Merger-related costs                                         -        -         -        -         -        -         -        -
  (Gain) loss on long-lived assets                             1       (6)        2      176         -      (10)        1     (170)
  Depreciation, depletion and amortization                    10        8         7        6        19       15        11       11
  Taxes, other than income taxes                               5        3         2        1         7        5         4        4
-----------------------------------------------------------------------------------------------------------------------------------
  Total                                                       47       44        41      193        87       47        60     (118)
-----------------------------------------------------------------------------------------------------------------------------------
Operating income (loss)                                        -      (15)       (8)    (170)       38       37        20      178

Equity earnings and other income (expense)                    27      (41)       40      300        13       19       (30)      14
-----------------------------------------------------------------------------------------------------------------------------------
Earnings (losses) before interest expense and
  income taxes (EBIT)                                       $ 27    $ (56)     $ 32    $ 130      $ 51     $ 56     $ (10)   $ 192
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Significant items:
  Operating expenses                                         $ 1     $ (2)      $ 2    $ 175       $ -     $ (9)      $ 1   $ (169)
  Equity earnings and other income                             -       79         -     (260)        -        -        47        3
-----------------------------------------------------------------------------------------------------------------------------------
  Total Significant Items                                    $ 1     $ 77       $ 2    $ (85)      $ -     $ (9)     $ 48   $ (166)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Equity earnings from GulfTerra Energy
  Partners, L.P.(1)                                         $ 29     $ 42      $ 40     $ 42      $ 15     $ 18      $ 17     $ 19
-----------------------------------------------------------------------------------------------------------------------------------
Cash Distributions from GulfTerra Energy
 Partners, L.P.
  Common unit ownership                                      $ 8      $ 8       $ 8      $ 8       $ 6      $ 8       $ 8      $ 8
  Series C unit ownership                                      7        7         8        8         -        -         -        -
  General partner ownership                                   15       16        18       21         9       11        11       12
-----------------------------------------------------------------------------------------------------------------------------------
  Total                                                     $ 30     $ 31      $ 34     $ 37      $ 15     $ 19      $ 19     $ 20
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                      Year-to-Date
                                                                -------------------------
(In millions)                                                    2003     2002      2001
-----------------------------------------------------------------------------------------
Gross margins
  Gathering                                                      $ 23    $ 191     $ 301
  Processing                                                      117      147       235
  NGL business                                                      9       11        25
  Other                                                           (17)       -         -
-----------------------------------------------------------------------------------------
  Total                                                           132      349       561
-----------------------------------------------------------------------------------------
Operating expenses
  Operation and maintenance                                       110      179       252
  Merger-related costs                                              -        -        46
  (Gain) loss on long-lived assets                                173     (179)        -
  Depreciation, depletion and amortization                         31       56       111
  Taxes, other than income taxes                                   11       20        28
-----------------------------------------------------------------------------------------
  Total                                                           325       76       437
-----------------------------------------------------------------------------------------
Operating income (loss)                                          (193)     273       124

Equity earnings and other income (expense)                        326       16        72
-----------------------------------------------------------------------------------------
Earnings (losses) before interest expense and
  income taxes (EBIT)                                           $ 133    $ 289     $ 196
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Significant items:
  Operating expenses                                            $ 176   $ (177)     $ 56
  Equity earnings and other income                               (181)      50         -
-----------------------------------------------------------------------------------------
  Total Significant Items                                        $ (5)  $ (127)     $ 56
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Equity earnings from GulfTerra Energy
  Partners, L.P.(1)                                             $ 153     $ 69      $ 47
-----------------------------------------------------------------------------------------
Cash Distributions from GulfTerra Energy
 Partners, L.P.
  Common unit ownership                                          $ 32     $ 30        20
  Series C unit ownership                                          30        -         -
  General partner ownership                                        70       43        25
-----------------------------------------------------------------------------------------
  Total                                                         $ 132     $ 73      $ 45
-----------------------------------------------------------------------------------------

(1) As of December 31, 2003 we owned 50 percent and are the managing member of the general partner and own 17.8 percent (10,384,245) of the common units and all of the partnership's Series C units. The Series C units are reflected in the partnership's capital account at $335 million. Prior to October 2003, we also owned Series B preference units of the partnership which we redeemed for $156 million. In 2003, Gulf Terra issued additional common units and we recognized a $38 million gain as a result of applying Staff Accounting Bulletin No. 51. In connection with GulfTerra's merger with Enterprise, as modified in April 2004, on September 30, 2004, we sold 2.9 million of our common units, all of our series C units and our remaining general partnership interest in GulfTerra to Enterprise for cash and a 9.9 percent interest in the general partner of the combined entity. We also converted our remaining common units into an approximate 4 percent interest in Enterprise common units.

             FIELD SERVICES SEGMENT

                VOLUMES AND RATES

----------------------------------------------------------------------------------------------------------------------------------
                                                                      2003                                    2002
                                                       ------------------------------------    -----------------------------------
                                                       First    Second     Third     Fourth    First    Second     Third    Fourth
----------------------------------------------------------------------------------------------------------------------------------
Gathering volumes remaining assets (BBtu/d)             200       217       190        222       309       279       237       343
Gathering volumes from sold assets  (1)                 377       227         -          -     5,523     1,986     1,972     1,496
----------------------------------------------------------------------------------------------------------------------------------
     Total gathering volumes (BBtu/d)                   577       444       190        222     5,832     2,265     2,209     1,839
----------------------------------------------------------------------------------------------------------------------------------
Weighted average gathering rates ($/MMBtu)           $ 0.22    $ 0.18    $ 0.15     $ 0.10    $ 0.16    $ 0.20    $ 0.19    $ 0.17
----------------------------------------------------------------------------------------------------------------------------------
Processing volumes remaining assets (Inlet BBtu/d)    3,139     3,107     3,017      3,299     3,087     3,056     3,073     3,089
Processing volumes from sold assets  (2)                168        95         -          -     1,030       900       810       640
----------------------------------------------------------------------------------------------------------------------------------
     Total processing volumes (Inlet BBtu/d)          3,307     3,202     3,017      3,299     4,117     3,956     3,883     3,729
----------------------------------------------------------------------------------------------------------------------------------
Weighted average processing margins ($/MMBtu)        $ 0.11    $ 0.08    $ 0.10     $ 0.11    $ 0.10    $ 0.11    $ 0.11    $ 0.09
----------------------------------------------------------------------------------------------------------------------------------
Total NGL production (Bbl/d)                        107,136   100,676    96,202    109,104   162,486   183,065   154,895   141,597
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                      2003                                    2002
                                                      ------------------------------------     -----------------------------------
                                                      First    Second     Third     Fourth     First    Second     Third    Fourth
----------------------------------------------------------------------------------------------------------------------------------
GulfTerra Energy Partners, L.P.
      Natural gas pipelines and plants (BBtu/d)       7,599     7,831     7,750      7,564     2,430     6,254     5,971     6,501
----------------------------------------------------------------------------------------------------------------------------------
      Oil and NGL logistics (Bbls/d)                275,800   276,123   243,209    248,719   231,740   240,184   219,449   214,308
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                                                 Year-to-Date
                                                          --------------------------
                                                          2003       2002      2001
------------------------------------------------------------------------------------
Gathering volumes remaining assets (BBtu/d)                207        292       454
Gathering volumes from sold assets  (1)                    150      2,731     5,655
------------------------------------------------------------------------------------
     Total gathering volumes (BBtu/d)                      357      3,023     6,109
------------------------------------------------------------------------------------
Weighted average gathering rates ($/MMBtu)              $ 0.18     $ 0.17    $ 0.14
------------------------------------------------------------------------------------
Processing volumes remaining assets (Inlet BBtu/d)       3,141      3,076     3,323
Processing volumes from sold assets  (2)                    65        844     1,037
------------------------------------------------------------------------------------
     Total processing volumes (Inlet BBtu/d)             3,206      3,920     4,360
------------------------------------------------------------------------------------
Weighted average processing margins ($/MMBtu)           $ 0.10     $ 0.10    $ 0.15
------------------------------------------------------------------------------------
Total NGL production (Bbl/d)                           103,266    160,438   169,566
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                                                 Year-to-Date
                                                         ---------------------------
                                                         2003       2002      2001
------------------------------------------------------------------------------------
GulfTerra Energy Partners, L.P.
      Natural gas pipelines and plants (BBtu/d)          7,686      5,302     2,099
------------------------------------------------------------------------------------
      Oil and NGL logistics (Bbls/d)                   260,840    226,353   231,650
------------------------------------------------------------------------------------

(1) Sold assets primarily include the Texas Intrastate Pipeline, the Waha and Carlsbad Gathering Systems sold in the second quarter of 2002; the San Juan Gathering System sold in the fourth quarter of 2002; and the Mid-Continent and North Louisiana assets sold in the second quarter of 2003.

(2) Sold assets primarily include the Indian Basin plant sold in the second quarter of 2002; the Chaco plant sold in the fourth quarter 2002; and the Mid-Continent and North Louisiana plants sold in the second quarter of 2003.

                           MERCHANT ENERGY SEGMENT (1)

                EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
                      (EXCLUDES INTERSEGMENT TRANSACTIONS)


------------------------------------------------------------------------------------------------------------------------------------
                                                                   2003                                      2002
                                                ------------------------------------------------------------------------------------
(In millions)                                    First      Second     Third    Fourth      First     Second      Third     Fourth
------------------------------------------------------------------------------------------------------------------------------------
Gross margin and other revenue                  $  (226)   $   (32)   $   316   $   134    $   303    $   142    $   (37)   $  (621)
------------------------------------------------------------------------------------------------------------------------------------

Operating expenses
     Operation and maintenance                      248        186        168       158        263        139        127        173
     Merger-related costs                            --         --         --        --         --         --         --         --
     Loss on long-lived assets                        4         15         45       221         --         --         --        204
     Western Energy Settlement                       --        (25)        --        --         --         --         --        487
     Depreciation, depletion and amortization        27         33         32        25         19         13         10         14
     Taxes, other than income taxes                   7         15          9        13          5         10          9          9
------------------------------------------------------------------------------------------------------------------------------------
          Total                                     286        224        254       417        287        162        146        887
------------------------------------------------------------------------------------------------------------------------------------

Operating income (loss)                            (512)      (256)        62      (283)        16        (20)      (183)    (1,508)
Equity earnings and other income (expense)         (194)       125         34        23       (368)        86         49        (90)
------------------------------------------------------------------------------------------------------------------------------------

Earnings (losses) before interest expense
     and income taxes (EBIT)                    $  (706)   $  (131)   $    96   $  (260)   $  (352)   $    66    $  (134)   $(1,598)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Significant items:
     Operating expenses                         $    57    $    21    $    57   $   221    $    --    $    10    $     1    $   217
     Western Energy Settlement and related
          expenses                                   --        (18)        --        --         --         --         --        487
     Equity earnings and other income               304        (21)        25        41        342         --         --        140
------------------------------------------------------------------------------------------------------------------------------------
          Total Significant Items               $   361    $   (18)   $    82   $   262    $   342    $    10    $     1    $   844
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                        Year-to-Date
                                                ------------------------------
(In millions)                                    2003       2002       2001
------------------------------------------------------------------------------
Gross margin and other revenue                  $   192    $  (213)   $ 2,255
------------------------------------------------------------------------------

Operating expenses
     Operation and maintenance                      760        702        398
     Merger-related costs                            --         --         18
     Loss on long-lived assets                      285        204         21
     Western Energy Settlement                      (25)       487         --
     Depreciation, depletion and amortization       117         56         41
     Taxes, other than income taxes                  44         33         15
------------------------------------------------------------------------------
          Total                                   1,181      1,482        493
------------------------------------------------------------------------------

Operating income (loss)                            (989)    (1,695)     1,762
Equity earnings and other income (expense)          (12)      (323)       395
------------------------------------------------------------------------------

Earnings (losses) before interest expense
     and income taxes (EBIT)                    $(1,001)   $(2,018)   $ 2,157
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Significant items:
     Operating expenses                         $   356    $   228    $    39
     Western Energy Settlement and related
          expenses                                  (18)       487         --
     Equity earnings and other income               349        482         73
------------------------------------------------------------------------------
          Total Significant Items               $   687    $ 1,197    $   112
------------------------------------------------------------------------------



(1) Quarterly amounts for 2003 include the consolidation of Chaparral effective January 1, 2003 and Gemstone effective April 1, 2003. All periods exclude the Petroleum markets operations as it is now reflected as discontinued operations.

                             MERCHANT ENERGY SEGMENT

                          ANALYSIS OF EBIT BY DIVISION

                                                               2003                                        2002
                                             -----------------------------------------   -----------------------------------------
(In millions)                                  First     Second     Third      Fourth     First      Second     Third      Fourth
--------------------------------------------------------------------------------------   -----------------------------------------
Power
     Electron Management Fee                 $    --    $    --    $    --    $    --    $    46    $    46    $    47    $    46
     Other Domestic (1)                         (230)       116         31       (127)       264         69         19       (130)
     International                                50         90         78         78       (328)       114         49         (3)
----------------------------------------------------------------------------------------------------------------------------------
          Total Power                           (180)       206        109        (49)       (18)       229        115        (87)
----------------------------------------------------------------------------------------------------------------------------------
LNG and Other                                    (79)       (25)        (5)       (76)       (10)        (7)        (7)       (11)
----------------------------------------------------------------------------------------------------------------------------------
Trading - Gas and Power                         (398)      (256)        72        (84)      (280)      (101)      (195)    (1,285)
----------------------------------------------------------------------------------------------------------------------------------
General and administrative
     Power                                       (14)       (13)       (36)       (30)       (21)       (27)       (17)      (180)
     Trading                                     (35)       (43)       (44)       (21)       (23)       (28)       (30)       (35)
----------------------------------------------------------------------------------------------------------------------------------
          Total general and administrative       (49)       (56)       (80)       (51)       (44)       (55)       (47)      (215)
----------------------------------------------------------------------------------------------------------------------------------
               Total EBIT                    $  (706)   $  (131)   $    96    $  (260)   $  (352)   $    66    $  (134)   $(1,598)
----------------------------------------------------------------------------------------------------------------------------------

                                                       Year-to-Date
                                             ------------------------------
                                                2003      2002        2001
---------------------------------------------------------------------------
Power
     Electron Management Fee                 $    --    $   185    $   147
     Other Domestic (1)                         (210)       222        241
     International                               296       (168)       123
---------------------------------------------------------------------------
          Total Power                             86        239        511
---------------------------------------------------------------------------
LNG and Other                                   (185)       (35)       (25)
---------------------------------------------------------------------------
Trading - Gas and Power                         (666)    (1,861)     1,776
---------------------------------------------------------------------------
General and administrative
     Power                                       (93)      (245)       (50)
     Trading                                    (143)      (116)       (55)
---------------------------------------------------------------------------
          Total general and administrative      (236)      (361)      (105)
---------------------------------------------------------------------------
               Total EBIT                    $(1,001)   $(2,018)   $ 2,157
---------------------------------------------------------------------------

(1) Other Domestic includes the effects of our financial services business.

                             MERCHANT ENERGY SEGMENT
                                 OPERATING DATA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 2003                                      2002
                                             --------------------------------------------------------------------------------------
                                              First       Second     Third     Fourth     First      Second     Third      Fourth
-----------------------------------------------------------------------------------------------------------------------------------
Price Risk Management Statistics
  Forward Trading Book (In Millions)         $   (714)   $  (853)   $  (577)  $  (488)   $    815   $    822   $    619   $   (526)
  Forward Non-trading Book (In Millions)(1)       967      2,199      1,957     1,938         984        979        963        968
                                              -------------------------------------------------------------------------------------
       Total Forward Book (In Millions)      $    253    $ 1,346    $ 1,380   $ 1,450    $  1,799   $  1,801   $  1,582   $    442

  Average VAR (In Millions)                  $     39    $    45    $    35   $    27    $      -   $      -   $      -   $      -

  Physical Gas Delivery (BBtu/d)                5,536      3,341      3,113     2,885      13,221     13,639     12,425      8,232
  Physical Power Sales (MMWh)                  85,330     65,354     74,480    58,533     104,659    107,698    141,022    116,098
  Financial Settlements (BBtue/d)             121,223     79,556     71,817    58,434     157,116    194,728    206,625    194,786
-----------------------------------------------------------------------------------------------------------------------------------
Asset Statistics
Power Assets Capacity (Net Megawatts)
  Domestic                                      1,825      1,825      1,825     1,690       2,228      2,228      2,183      2,192
  Electron                                      3,452      3,476      3,470     2,318       3,931      3,931      3,465      3,457
                                              -------------------------------------------------------------------------------------
         Total Domestic                         5,277      5,301      5,295     4,008       6,159      6,159      5,648      5,649
  International                                 4,773      4,598      4,646     4,367       4,389      4,535      5,302      4,836
                                              -------------------------------------------------------------------------------------
           Total                               10,050      9,899      9,941     8,375      10,548     10,694     10,950     10,485

Power Generation Volumes (MMWh) -
  for consolidated plants only(2)               1,654      2,030      2,182     1,861       1,663      1,409      1,631      1,206
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                       Year-to-Date
                                             ---------------------------------
                                               2003       2002        2001
------------------------------------------------------------------------------
Price Risk Management Statistics
  Forward Trading Book (In Millions)         $  (488)    $   (526)   $  1,605
  Forward Non-trading Book (In Millions)(1)     1,938         968           -
                                             ---------------------------------
       Total Forward Book (In Millions)      $  1,450    $    442    $  1,605

  Average VAR (In Millions)                  $     37    $      -    $      -

  Physical Gas Delivery (BBtu/d)                3,710      11,879       9,230
  Physical Power Sales (MMWh)                 283,697     469,477     217,387
  Financial Settlements (BBtue/d)              82,556     188,467     232,282
------------------------------------------------------------------------------
Asset Statistics
Power Assets Capacity (Net Megawatts)
  Domestic                                      1,690       2,192       2,301
  Electron                                      2,318       3,457       3,775
                                             ---------------------------------
         Total Domestic                         4,008       5,649       6,076
  International                                 4,367       4,836       4,006
                                             ---------------------------------
           Total                                8,375      10,485      10,082

Power Generation Volumes (MMWh) -
  for consolidated plants only(2)               7,727       5,909       3,689
------------------------------------------------------------------------------

Analysis of Price Risk Management Activities and Forward Book

Trading Portfolio Value at Risk:                                                                              (In millions)
                                                                                                              -------------
     One Day VAR-95% Confidence Level at December 31, 2003                                                         $ 34
     Average VAR-95% Confidence Level during 2003                                                                  $ 37
     High VAR-95% Confidence Level during 2003                                                                     $ 48
     Low VAR-95% Confidence Level during 2003                                                                      $ 23


                                                                                             December 31, 2003
                                                                            ------------------------------------------------
                                                                                Forward     Return of Cash     Total Cash
Risk Management Assets and Liabilities                                       Trading Book    Collateral(3)   Expectations(4)
                                                                            ------------------------------------------------
      Mark to Market Value and Cash Liquidation                                                (In millions)
         2004                                                                   $ (255)         $ 115            $ (140)
         2005                                                                     (108)            45               (63)
         2006                                                                      (52)           (80)             (132)
         2007                                                                       (5)           (48)              (53)
         2008                                                                      (10)            (4)              (14)
        Remainder                                                                  (58)            44               (14)
                                                                            ------------------------------------------------
            Total                                                               $ (488)         $  72            $ (416)
                                                                            ------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
  (1) Forward non-trading book includes $1.2 billion of non-trading assets acquired in May 2003, upon consolidation of Chaparral effective January 1, 2003.
  (2) Quarterly amounts for 2003 include the consolidated entities of Chaparral effective Jan. 1, 2003 and Gemstone effective
      April 1, 2003.
  (3) Return of cash collateral includes margin posted against our production hedge payables that are included in production segment's non-trading book.
  (4) The estimated present value of our expected settlements of accrual positions through 2028, assuming a reasonable utilization of transportation and storage capacity, is $(338) million.
----------------------------------------------------------------------------------------------------------------------------------

                               EL PASO CORPORATION
                          SCHEDULE OF SIGNIFICANT ITEMS
                                   (UNAUDITED)

                                                                  2003                                        2002
                                                ----------------------------------------    ----------------------------------------
(In millions)                                    First      Second     Third      Fourth     First      Second     Third     Fourth
----------------------------------------------------------------------------------------    ----------------------------------------
Restructuring costs
  Employee severance, retention and
    transition costs                            $    25    $    31    $     6    $     9    $    --    $    23    $    --   $    14
  Transaction costs and fees                         --         --         --         --         --         40         --        --
  LNG charter cancellation                           44         --         --         --         --         --         --        --
  Business and operational integration costs         --         --         --         --         --         --         --        --
  Other                                              --         --          4         --         --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
       Total restructuring costs                     69         31         10          9         --         63         --        14
------------------------------------------------------------------------------------------------------------------------------------
Impairment and net (gain) loss on sale of
  long-lived assets
  Long-lived assets impairment                       18        421         43        398         --         --         --       444
  Long-lived assets net (gain) loss on sales          6        (15)        10         76         --        (10)         1      (237)
------------------------------------------------------------------------------------------------------------------------------------
       Total (gain) loss on long-lived assets        24        406         53        474         --        (10)         1       207
------------------------------------------------------------------------------------------------------------------------------------
Impairment and net (gain) loss on sale of
  equity investments
  Equity investments impairment                     293         81         24         51        286         --         --       292
  Cost basis investments impairment                  --         --         --         (1)        56         --         --        --
  Equity investments net (gain) loss on sales        11        (23)        --       (261)        --         --         48        --
------------------------------------------------------------------------------------------------------------------------------------
       Total (gain) loss on equity investments      304         58         24       (211)       342         --         48       292
------------------------------------------------------------------------------------------------------------------------------------
Re-application of SFAS No. 71 (CIG and WIC)          --         --         --        (18)        --         --         --        --
Change in Accounting Estimate                        --         --         --         --         --         --         --        --
Western Energy Settlement and related expenses       --        138        (20)         1         --         --         --       899
Ceiling test charges                                  1         20         47          8         27         98         --         3
Currency loss on Euro bond offering                  --         --         --         --         --         45         --        --
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL SIGNIFICANT ITEMS IMPACTING EBIT   $   398    $   653    $   114    $   263    $   369    $   196    $    49   $ 1,415
------------------------------------------------------------------------------------------------------------------------------------
Significant Items impacting EBIT by segment:
  Pipelines (1)                                 $    --    $   154    $   (23)   $   (13)   $    --    $     1   $    --    $   561
  Production (1)                                     13         21         56         86         27         98         --         7
  Field Services (1)                                  1         77          2        (85)        --         (9)        48      (166)
  Merchant Energy (1)                               361        (18)        82        262        342         10          1       844
  Corporate (2)                                      23        419         (3)        13         --         96        --        169
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL SIGNIFICANT ITEMS IMPACTING EBIT   $   398    $   653    $   114    $   263    $   369    $   196    $    49   $ 1,415
------------------------------------------------------------------------------------------------------------------------------------
(1) See individual segment EBIT page for Significant Items

------------------------------------------------------------------------------------------------------------------------------------
Corporate
  Significant items: (2)
       Operating expenses                       $    23    $   417    $    (3)   $     8    $    --    $    51    $    --   $   169
       Western Energy Settlement and related
         expenses                                    --          2         --         --         --         --         --        --
       Equity earnings and other income              --         --         --          5         --         45         --        --
------------------------------------------------------------------------------------------------------------------------------------
            Total Significant Items             $    23    $   419    $    (3)   $    13    $    --    $    96    $    --   $   169
------------------------------------------------------------------------------------------------------------------------------------
Revised estimated tax liabilities -
  Coastal merger
------------------------------------------------------------------------------------------------------------------------------------

                                                        Year-to-Date
                                                -------------------------------
(In millions)                                     2003       2002       2001
-------------------------------------------------------------------------------
Restructuring costs
  Employee severance, retention and
    transition costs                            $    71    $    37    $   822
  Transaction costs and fees                         --         40         70
  LNG charter cancellation                           44         --         --
  Business and operational integration costs         --         --        383
  Other                                               4         --        218
-------------------------------------------------------------------------------
       Total restructuring costs                    119         77      1,493
-------------------------------------------------------------------------------
Impairment and net (gain) loss on sale of
  long-lived assets
  Long-lived assets impairment                      880        444         75
  Long-lived assets net (gain) loss on sales         77       (246)        --
-------------------------------------------------------------------------------
       Total (gain) loss on long-lived assets       957        198         75
-------------------------------------------------------------------------------
Impairment and net (gain) loss on sale of
  equity investments
  Equity investments impairment                     449        578         78
  Cost basis investments impairment                  (1)        56         67
  Equity investments net (gain) loss on sales      (273)        48         --
-------------------------------------------------------------------------------
       Total (gain) loss on equity investments      175        682        145
-------------------------------------------------------------------------------
Re-application of SFAS No. 71 (CIG and WIC)         (18)        --         --
Change in Accounting Estimate                        --         --        182
Western Energy Settlement and related expenses      119        899         --
Ceiling test charges                                 76        128      2,143
Currency loss on Euro bond offering                  --         45         --
-------------------------------------------------------------------------------
       TOTAL SIGNIFICANT ITEMS IMPACTING EBIT   $ 1,428    $ 2,029    $ 4,038
-------------------------------------------------------------------------------
Significant Items impacting EBIT by segment:
  Pipelines                                     $   118    $   562    $   334
  Production (1)                                    176        132      2,217
  Field Services (1)                                 (5)      (127)        56
  Merchant Energy (1)                               687      1,197        112
  Corporate                                         452        265      1,319
-------------------------------------------------------------------------------
       TOTAL SIGNIFICANT ITEMS IMPACTING EBIT   $ 1,428    $ 2,029    $ 4,038
-------------------------------------------------------------------------------
(1) See individual segment EBIT page for Significant Items

-------------------------------------------------------------------------------
Corporate
  Significant items: (2)
       Operating expenses                       $   445    $   220    $ 1,252
       Western Energy Settlement and related
         expenses                                     2         --         --
       Equity earnings and other income               5         45         67

            Total Significant Items             $   452    $   265    $ 1,319
-------------------------------------------------------------------------------
Revised estimated tax liabilities -
  Coastal merger                                                      $   102
-------------------------------------------------------------------------------

                                       15